UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2007
Commission file number 1-11625
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Release and Retirement Agreement - Richard J. Cathcart
Press Release

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 8, 2007, Pentair, Inc. (the “Company”) announced that Richard J. Cathcart plans to retire as Vice Chairman and a director of the Company effective September 1, 2007.
The Company and Mr. Cathcart entered into a Release and Retirement Agreement on May 7, 2007, a copy of which is filed herewith. Pursuant to the Release and Retirement Agreement, the Company has agreed to provide benefits to Mr. Cathcart for a Covered Termination under his Employment Agreement entered into in 2001; these benefits include a cash payment of one year’s base salary ($495,000) and a 2007 management incentive bonus for the period ending on the date of his retirement.
Since Mr. Cathcart has reached retirement status under Pentair’s normal policy (age 55 or greater and ten years of service), his benefits under the Company’s pension, SERP, Omnibus Stock Incentive, deferred compensation and 401(k) plans will fully vest on the date of retirement.
Copies of the Release and Retirement Agreement entered into between Mr. Cathcart and the Company and a press release the Company issued in connection with Mr. Cathcart’s planned retirement are filed as Exhibits 10.1 and 99.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibits are provided as part of the information filed under Item 5.02 of this Current Report on Form 8-K:

Exhibit	Description
10.1	Release and Retirement Agreement, dated May 7, 2007, between Pentair, Inc. and Richard J. Cathcart.

99.1	Pentair, Inc. press release dated May 8, 2007 announcing the expected retirement of Richard J. Cathcart.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 8, 2007.

PENTAIR, INC. Registrant

By /s/ Randall J. Hogan

Randall J. Hogan
Chairman and Chief Executive Officer

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated May 7, 2007

Exhibit
Number	Description

10.1	Release and Retirement Agreement, dated May 7, 2007, between Pentair, Inc. and Richard J. Cathcart.

99.1	Pentair, Inc. press release dated May 8, 2007 announcing the expected retirement of Richard J. Cathcart.